EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

FUSE

MEDICAL, INC.

$100,000.00

 ______________

200,000 Shares

of Common Stock

January 12, 2015

______________

4770 Bryant Irvin Court,

#300

Fort Worth, TX 76107

INVESTMENT IN THE SECURITIES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. SEE “RISK FACTORS” FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED PRIOR TO PURCHASING THE SECURITIES.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE OFFERED FOR SALE IN RELIANCE UPON AN EXEMPTION PROVIDED BY SECTION 4(2) OF THE SECURITIES ACT OR THE SECURITIES LAWS OF THE STATES RELATING TO TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING. BECAUSE THE SECURITIES OFFERED BY THIS MEMORANDUM ARE NOT REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE, PURCHASERS MAY NOT SELL, TRANSFER OR DISPOSE OF SUCH SECURITIES UNLESS THEY ARE REGISTERED, OR REGISTRATION IS NOT REQUIRED, UNDER THE SECURITIES ACT AND APPLICABLE STATE LAW. NO MARKET EXISTS FOR THE RESALE OF THE SECURITIES OFFERED BY THIS MEMORANDUM.

THE SECURITES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. THESE AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITES ARE BEING OFFERED ONLY TO PERSONS WHOM THE COMPANY BELIEVES HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE SECURITES TO BE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT, STATE SECURITIES LAWS AND RULES AND REGULATIONS THEREUNDER.

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FUSE MEDICAL, INC.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of January 12, 2015, (the “Effective Date”) by and between Fuse Medical, Inc., a Delaware corporation (the “Company”), and Cooks Bridge II, LLC (the “Investor”).

A. The Company is offering to certain sophisticated accredited investors, including the Investor, the opportunity to purchase shares of the Company's common stock at $0.50 per share up to an aggregate amount of 200,000 in a private offering (the “Offering”); and

B. The Investor desires to participate in the Offering pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.1. Security Purchase.

a. Subject to the terms and conditions set forth herein, the Company shall sell to Investor, and Investor shall purchase from the Company, 200,000 shares of common stock (the "Securities") for an aggregate purchase amount of $100,000 (the "Purchase Price").

b. Upon payment of the Purchase Price by wire transfer pursuant to the wire instructions set forth on Schedule 1(b), the Company agrees to issue (or have issued) to the Investor share certificates for the Securities.

c. This Agreement together with the Exhibits constitutes the “Transaction Documents”.

d. Investor’s commitment in this Agreement is based solely upon the information provided in the Transaction Documents, a review of the Company's public filings, and upon the Investor’s own investigation as to the merits and risks of this transaction.

2.  Investor Representations, Warranties and Agreements. The Investor hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Investor in order to comply with federal and state securities laws):

a. In connection with this transaction, the Investor has read this Agreement and the other Transaction Documents. The Investor acknowledges that this Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. The Investor further acknowledges that he/she/it is not relying on information other than such information that has been provided directly by the Company. It being the responsibility of Investor (i) to determine or seek confirmation of the accuracy of any information supplied by third parties about the Company, (ii) to determine what additional information he/she/it desires to obtain in evaluating this investment and (iii) to obtain such information directly from the Company.

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b. This offering is limited to persons who are “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Act”), and who have the financial means and the business, financial and investment experience and acumen to conduct an investigation as tO the merits and risks of this investment. The Investor hereby represents that he/SHE/IT has read, is familiar with and understands Rule 501 of Regulation D under the Act. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D, AS AMENDED.

c. The Investor has had full access to all the information which the Investor (or the Investor’s advisor) considers necessary or appropriate to make an informed decision with respect to the transaction contemplated by this Agreement. The Investor acknowledges that the Company has made available to the Investor and the Investor’s advisors the opportunity to examine and copy any contract, matter or information which the Investor considers relevant or appropriate in connection with this investment and to ask questions and receive answers relating to any such matters including, without limitation, the financial condition, management, employees, business, obligation, corporate books and records, budgets, business plans of and other matters relevant to the Company. To the extent the Investor has not sought information regarding any particular matter, the Investor represents that he or she had and has no interest in doing so and that such matters are not material to the Investor in connection with the transaction contemplated by this Agreement. The Investor has accepted the responsibility for conducting the Investor’s own investigation and obtaining for itself such information as to the foregoing and all other subjects as the Investor deems relevant or appropriate in connection with the transaction contemplated by this Agreement. The Investor is not relying on any representation, by the Company or otherwise, other than that contained herein. The Investor acknowledges that no representation regarding projected financial performance or a projected rate of return has been made to it by any party.

d. The Investor understands that the offering of the Securities has not been registered under the Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144, that the Securities are all subject to a holding period unless such Securities are subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. The Investor understands that the Company is under no obligation to register Securities under the Act or to register or qualify the Securities under any other applicable securities law, or to comply with any other exemption under the Act or any other securities law, and that the Investor has no right to require such registration. The Investor further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Investor herein and any other documents delivered by the Investor in connection with this subscription; that the Offering has not been reviewed by the SEC or by any foreign or state securities authorities; that the Investor’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Investor to provide at Investor’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

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e. The Investor is empowered and duly authorized to enter into this Agreement which constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms; and the person signing this Agreement on behalf of the Investor is empowered and duly authorized to do so.

f. The Investor acknowledges that there will be no public market for the Securities and that the Investor may not be able to sell or dispose of them; the Investor has liquid assets sufficient to assure that the Purchase Price of the Securities will cause no undue financial difficulties and that, after purchasing the Securities the Investor will be able to provide for any foreseeable current needs and possible personal contingencies; the Investor is able to bear the risk of illiquidity and the risk of a complete loss of this investment. See the Risk Factors annexed hereto as Exhibit B.

g. The information in any documents delivered by the Investor in connection with this Agreement, including, but not limited to the Investor Questionnaire attached as Exhibit A, is true, correct and complete in all respects as of the date hereof. The Investor agrees promptly to notify the Company in writing of any change in such information after the date hereof.

h. The offering and sale of the Securities to the Investor were not made through any advertisement in printed media of general and regular paid circulation, radio or television or any other form of advertisement, or as part of a general solicitation.

i. The Investor recognizes that an investment in the Securities involves significant risks, including the Risk Factors annexed hereto as Exhibit B. Investor has read and understands such risks and that such risks, and others, can result in the loss of the Investor’s entire investment in the Securities.

j. The Investor is acquiring the Securities, as principal, for the Investor’s own account for investment purposes only, and not with a present intention toward or for the resale, distribution or fractionalization thereof, and no other person has a beneficial interest in the Securities. The Investor has no present intention of selling or otherwise distributing or disposing of the Securities, and understands that an investment in the Securities must be considered a long-term illiquid investment.

3.  Representations, Warranties and Covenants of the Company. Unless otherwise noted below each representation, warranty and covenant is hereby being made the Company. As a material inducement of the Investors to enter into this Agreement, the Company represents and warrants to the Investor, as of the date hereof, as follows:

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a. Organization and Standing. The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Delaware, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect on the Company. “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development generally affecting our industry; (iii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Agreement; (iv) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (v) changes in laws or generally accepted accounting principles (“GAAP”) after date hereof or interpretation thereof; or (vi) any matter set forth in the Transaction Documents or the Schedules or Exhibits thereto.

b. Authority. The execution, delivery and performance of this Agreement and the Transaction Documents by the Company and its affiliates and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. Each of the documents contained in the Transaction Documents has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. No Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, as amended, the Bylaws, as amended, or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company. This Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

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d. Litigation and Other Proceedings. Except as otherwise disclosed in the Company's public filings, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could cause a Materially Adversely Effect on the Company. The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

e. Consents/Approvals. No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Agreement which have not already been obtained or made.

f.  No Commissions. The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby other than as disclosed to the Investor.

4.  Legends. The Investor understands and agrees that the Company will cause any necessary legends to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

5. General Provisions.

a. Confidentiality. The Investor covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Investor may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Investor in connection with this offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Investor; provided, however, that a Investor may disclose such information to its attorneys, accountants, consultants, assignees or transferees and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Investor’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

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b. Successors. The covenants, representations and warranties contained in this Agreement shall be binding on the Investor’s and the Company’s heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company. The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

c. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

d. Execution by Facsimile. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

e. Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF DELAWARE. THE PARTIES HERETO EACH AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND/OR THE OFFERING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY MUST BE LITIGATED EXCLUSIVELY IN ANY SUCH STATE OR FEDERAL COURT THAT SIT IN THE STATE OF DELAWARE, AND ACCORDINGLY, THE PARTIES EACH IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH LITIGATION IN ANY SUCH COURT. Each of the Investor and Company hereby irrevocably waive and agree not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Agreement and/or the Transaction Documents and brought in any such court, any claim that Investor or the Company is not subject personally to the jurisdiction of the above named courts, that Investor’s or the Company’s property, as applicable, is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

f. (i) Indemnification Generally. The Company, on the one hand, and the Investor, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

(ii) Indemnification Procedures. Each person entitled to indemnification under this Section 5 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 5 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

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g. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party):

(i)	if to the Issuer:

D. Alan Meeker Chief Executive Officer Fuse Medical, Inc. 4770 Bryant Irvin Court, Suite 300 Fort Worth, TX 76107

with a copy to:

Ballard Spahr LLP 1 East Washington Street
Suite 2300 Phoenix, AZ 85004-2555 Attn: Travis Leach

(ii)	if to the Investor to the address set forth next to its name on the signature page hereto.

h. Entire Agreement. This Agreement (including the Exhibits attached hereto) and other Transaction Documents contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

i. Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the Investor. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

k. No Impairment. At all times after the date hereof, the Company will not take or permit any action, or cause or permit any subsidiary to take or permit any action that materially impairs or adversely affects the rights of the Investors under the this Agreement or any of the other Transaction Documents.

l. Review by Counsel. The Investor HEREBY acknowledges and agrees that he/she/it has had the opportunity to review this Agreement with legal counsel and other advisors of their choosing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

Fuse Medical, Inc.

By:	/s/ D. Alan Meeker
Name:	D. Alan Meeker
Title:	Chief Executive Officer

INVESTOR

COOKS BRIDGE II, LLC

By:	/s/ Chris Pratt
Name:	Chris Pratt DO
Title:	(if any) Manager

4770 Bryant Irvin Court, Suite 300 Legal Address

Fort Worth, Texas 76107 City, State and Zip Code

Email Address

Tax ID # or Social Security #

[SIGNATURE PAGE TO AGREEMENT]

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CERTIFICATE OF SIGNATORY

(To be completed if the Investor is

an entity other than an individual)

I, Chris Pratt, am the Manager of Cooks Bridge II, LLC (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Agreement and certify further that the Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 12th day of January, 2015.

By:	/s/ Chris Pratt
(Signature)

[CERTIFICATE OF SIGNATORY TO AGREEMENT]

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Schedule 1(b)

WIRING INSTRUCTIONS

Bank’s Name and Address:

SWIFT #:

ABA Routing #:

Beneficiary Information:          Fuse Medical, Inc.

Account #:

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EXHIBIT A

INVESTOR QUESTIONNAIRE

FUSE MEDICAL, INC.

Confidential Investor Questionnaire

To:	Fuse Medical, Inc.

I. The Investor represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY AND/OR THE PLACEMENT AGENT TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	☐

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000, excluding the value of the primary residence of such individual, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than Investor’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B	☐

The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	☐	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities (“Securities”).

Category D	☐

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company; or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

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Category D	☐

The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company; or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E	☐	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F	☒

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

(describe entity)

Category G	☐

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

Category H	☐

The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category I	☐	The undersigned is not within any of the categories above and is therefore not an accredited investor.

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For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II. SUITABILITY (please answer each question)

(a) For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

(b) For an individual Investor, please describe any college or graduate degrees held by you:

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

(c) For all Investors, please list types of prior investments:

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

(d) For all Investors, please state whether you have you participated in other private placements before:

YES ☒ NO ☐

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(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently	☐	☐
Occasionally	☐	☒
Never	☐	☐

(f) For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

YES ☐ NO ☐

(g) For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

YES ☐ NO ☐

(h) For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES ☐ NO ☐

(i) For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES ☒ NO ☐

(j) For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ☒ NO ☐

III. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Corporation*
(g)	Trust*
(h)	Limited Liability Company*
(i)	Other

* If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

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* If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV. FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes ☐ No ☐

If Yes, please describe:

* If Investor is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

V. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI. In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VIII. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Agreement related hereto.

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IX. In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Investor is required to provide the following information:

1.	Payment Information

(a) Name and address (including country) of the bank from which Investor’s payment to the Company is being wired (the “Wiring Bank”):

_______________________________________

_______________________________________

_______________________________________

_______________________________________

(b) Investor’s wiring instructions at the Wiring Bank:

_______________________________________

_______________________________________

_______________________________________

(c) Is the Wiring Bank located in the U.S. or another “FATF Country”*?

☐ Yes    ☐ No

(d) Is Investor a customer of the Wiring Bank?

☐ Yes    ☐ No

2.	Additional Information

_______________

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

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For Individual Investors:

☐	A government issued form of picture identification (e.g., passport or drivers license).

☐	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

☐	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

☐

A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

☐

A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

☐	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

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☐

A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

☐

If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

☐

If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.	ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.	INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE PLACEMENT AGENT PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

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INVESTOR QUESTIONNAIRE EXECUTION PAGE

/s/ Chris Pratt
Signature	Signature (if purchasing jointly)

Chris Pratt
Name Typed or Printed	Name Typed or Printed

Cooks Bridge II, LLC
Entity Name	Entity Name

4770 Bryant Irvin Court, Suite 300
Address	Address

Fort Worth, Texas 7607
City, State and Zip Code	City, State and Zip Code

[SIGNATURE PAGE TO INVESTOR QUESTIONNAIRE]

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EXHIBIT B

RISK FACTORS

As used in this Exhibit B, “we”, “us”, “our”, and the “Company” refer to Fuse Medical, Inc.

Our business and an investment in our securities are subject to a variety of risks. The following risk factors describe some of the most significant events, facts or circumstances that could have a material adverse effect upon our business, financial condition, results of operations, ability to implement our business plan and the market price for our securities. Many of these events are outside of our control. If any of these risks actually occur, our business, financial condition or results of operations may be materially adversely affected. In such case, the trading price of our common stock could decline and investors in our common stock could lose all or part of their investment. The Company’s ticker symbol is (OTCBB: FZMD).

We are not currently profitable and we will need to raise additional funds in the future; however, additional funds may not be available on acceptable terms, or at all.

We have substantial operating expenses associated with the sales and marketing of the products we sell. The sales and marketing expenses are anticipated to be funded from operating cash flow. There can be no assurance that we will have sufficient access to liquidity or cash flow to meet our operating expenses and other obligations. If we do not increase our revenue or reduce our expenses, we will need to raise additional capital, which would result in dilution to our stockholders, or seek additional loans. The incurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financial covenants that would restrict our operations. Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, could result in our inability to pay our expenses as they come due, limit our ability to expand our business operations, and harm our overall business prospects.

We may not be able to raise capital or, if we can, it may not be on favorable terms. We may seek to raise additional capital through public or private equity financings, partnerships, joint ventures, dispositions of assets, debt financings or restructurings, bank borrowings or other sources. To obtain additional funding, we may need to enter into arrangements that require us to relinquish rights to certain technologies, products and/or potential markets. If adequate funds are not otherwise available, we would be forced to curtail operations significantly, including reducing our sales and marketing expenses which could negatively impact product sales and we could even be forced to cease operations, liquidate our assets and possibly even seek bankruptcy protection.

Pricing pressure and cost containment measures could have a negative impact on our future operating results.

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Pricing pressure has increased in our industry due to continued consolidation among healthcare providers, trends toward managed care, the shift towards government becoming the primary payer of healthcare expenses, and government laws and regulations relating to reimbursement and pricing generally. Pricing pressure, reductions in reimbursement levels or coverage or other cost containment measures could unfavorably affect our future operating results and financial condition.

Product pricing (and, therefore, profitability) is subject to regulatory control.

The pricing and profitability of the products we sell may become subject to control by third-party payors. The continuing efforts of governmental and other third-party payors to contain or reduce the cost of healthcare through various means may adversely affect our ability to successfully commercialize our products. In most foreign markets, the pricing and/or profitability of certain diagnostics and prescription pharmaceuticals are subject to governmental control. In the United States, we expect that there will continue to be federal and state proposals to implement similar governmental control though it is unclear which proposals will ultimately become law, if any. Changes in prices, including any mandated pricing, could impact our revenue and financial performance.

Future regulatory action remains uncertain.

We operate in a highly regulated environment, and any legal or regulatory action could be time-consuming and costly. If we, or the manufacturers or distributors that supply us products, fail to comply with all applicable laws, standards and regulations, action by the FDA or other regulatory agencies could result in significant restrictions, including restrictions on the marketing or use of the products we sell or the withdrawal of the products we sell from the market. Any such restrictions or withdrawals could materially affect our business and operations.

Many competitive products exist and more will be developed, and we may not be able to successfully compete because we are smaller and have fewer financial resources.

Our business is in a very competitive and evolving field. Rapid new developments in this field have occurred over the past few years, and are expected to continue to occur. Other companies already have competing products available or may develop products to compete with ours. Many of these products have short regulatory timeframes and our competitors, many with more substantial development resources, may be able to develop competing products that are equal to or better than the ones we market. This may make the products we market obsolete or undesirable by comparison and reduce our revenue.

Our success will depend on our ability to engage and retain qualified technical personnel who are difficult to attract.

Our success will depend on our ability to attract and retain qualified technical personnel to assist in research and development, testing, product implementation, low-scale production and technical support. The demand for such personnel is high and the supply of qualified technical personnel is limited. A significant increase in the wages paid by competing employers could result in a reduction of our technical work force and increases in the wage rates that we must pay or both. If either of these events were to occur, our cost structure could increase and our growth potential could be impaired.

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Loss of key members of our management who we need to succeed could adversely affect our business.

We are highly dependent on the services of key members of our management team, and the loss of any of their services could have an adverse effect on our future operations. We do not currently maintain key-man life insurance policies insuring the life of any member of our management team.

Our executiue management team, including our Chief Executive Officer and President, allocate part of their time to other companies.

Members of our executive management team, including Mr. Meeker, the Chief Executive Officer and President of our company, are also in management positions with other companies. Each of these individuals may allocate their time between the affairs of the Company and the affairs of other companies. This situation presents the potential for conflicts of interest in determining the respective percentages of their time to be devoted to the affairs of the Company and the affairs of others. In addition, if the affairs of these other companies require members our management team to devote more substantial amounts of their time to the affairs of the other companies in the future, it could limit their ability to devote sufficient time to our affairs and could have a negative impact on our business.

We will be required to invest in facilities and equipment on a continuing basis, which will put pressure on us to finance these investments.

We have invested, and intend to continue to invest, in facilities and state-of-the-art equipment in order to increase, expand or update our capabilities and facilities. Changes in technology or sales growth beyond currently established production capabilities, which we anticipate, will require further investment. However, there can be no assurance that we will generate sufficient funds from operations to maintain our existing facilities and equipment or to finance any required capital investments or that other sources of funding will be available. Additionally, there can be no guarantee that any future expansion will not negatively affect earnings.

Our future will depend on our ability to increase sales.

We currently sell our products through direct sales by our contract employees and indirectly through distributor relationships. We incurred increased sales and marketing expenses in building and expanding our direct sales force, and there can be no assurance that we will generate increased sales as a result of this effort.

There may be fluctuations in our operating results, which will impact our stock price.

Significant annual and quarterly fluctuations in our results of operations may be caused by, among other factors, our volume of revenues, the timing of new product or service announcements, releases by us and our competitors in the marketplace of new products or services, seasonality and general economic conditions. There can be no assurance that the level of revenues achieved by us in any particular fiscal period will not be significantly lower than in other comparable fiscal periods. Our expense levels are based, in part, on our expectations as to future revenues. As a result, if future revenues are below expectations, net income or loss may be disproportionately affected by a reduction in revenues, as any corresponding reduction in expenses may not be proportionate to the reduction in revenues.

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Our revenues will depend upon our customers receiving prompt and adequate reimbursement from private insurers and national health systems.

Political, economic and regulatory influences are subjecting the healthcare industry in the United States to fundamental change. The ability of hospitals to pay fees for allograft bone tissue products depends in part on the extent to which reimbursement for the costs of such materials and related treatments will continue to be available from private health coverage insurers and other organizations. We may have difficulty gaining market acceptance for the products we sell if third-party payors do not provide adequate coverage and reimbursement to hospitals. Major third-party payors of hospital services and hospital outpatient services, such as private healthcare insurers, annually revise their payment methodologies, which can result in stricter standards for reimbursement of hospital charges for certain medical procedures or the elimination of reimbursement. Further, private healthcare insurer cutbacks could create downward price pressure on our products.

Our operating results will be harmed if we are unable to effectively manage and sustain our future growth.

We might not be able to manage our future growth efficiently or profitably. Our business is unproven on a large scale and actual revenue and operating margins, or revenue and margin growth, may be less than expected. If we are unable to scale our production capabilities efficiently, we may fail to achieve expected operating margins, which would have a material and adverse effect on our operating results. Growth may also stress our ability to adequately manage our operations, quality of products, safety and regulatory compliance. In order to grow, we may be required to obtain additional financing, which may increase our indebtedness or result in dilution to our stockholders. Further, there can be no assurance that we would be able to obtain any additional financing.

Future business combinations or acquisitions may be difficult to integrate and cause our attention to be diverted.

We may pursue various business combinations with other companies or strategic acquisitions of complementary businesses, product lines or technologies. There can be no assurance that such acquisitions will be available at all, or on terms acceptable to us. These transactions may require additional financing which may increase our indebtedness or outstanding shares, resulting in dilution to stockholders. The inability to obtain such future financing may inhibit our growth and operating results. Integration of acquisitions or additional products can be time consuming, difficult and expensive and may significantly impact operating results. Furthermore, the integration of any acquisition may divert management’s time and resources from our core business. We may sell some or all of our product lines to other companies or may agree to combine with another company. Selling some of our product lines may inhibit our ability to generate positive operating results going forward.

We may be subject to future product liability litigation that could be expensive and our insurance coverage may not be adequate in a catastrophic situation.

Although we are not currently subject to any product liability proceedings, and we have no reserves for product liability disbursements, we may incur material liabilities relating to product liability claims in the future, including product liability claims arising out of the usage of our products. We currently carry product liability insurance, however, our insurance coverage and any reserves we may maintain in the future for product related liabilities may not be adequate and our business could suffer material adverse consequences.

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The manufacturers and suppliers of the products we market are subject to continuing regulatory compliance by the FDA which is costly and could result in delays in the commercialization of the products we market.

The manufacturers and suppliers of the products we market are subject to regulation by the FDA. These regulations govern manufacturing of cellular and tissue products as well as the introduction of new medical devices, the observance of certain standards with respect to the design, manufacture, testing, labeling, promotion and sales of the devices, the maintenance of certain records, the ability to track devices, the reporting of potential product defects, the import and export of devices and other matters. Further, the manufacturers that create the products we market are facing an increasing amount of scrutiny and compliance costs as more states are implementing regulations governing medical devices, pharmaceuticals and/or biologics and these regulations could affect many of the products we market, which could impact our sales revenue.

As a distributor, we are subject to certain registration and listing requirements by the FDA and similar state authorities.

As a distributor and marketer of such FDA-regulated products, we are subject to independent requirements to register and list certain products, may be required to obtain state licensure or certifications and may be subject to inspections, in addition to complying with derivative requirements applicable to the manufacturers of the products we market. Failure to comply with applicable requirements could result in a wide variety of enforcement actions ranging from warning letters to more severe sanctions such as: fines and civil penalties operating restrictions, injunctions and criminal prosecutions all of which could adversely impact our business.

Future revenue will depend on our ability to develop new sales channels and there can be no assurance that these efforts will result in significant revenues.

We are heavily dependent on developing sales channels for the products we sell, but there can be no assurance that these channels can be developed or that we will continue to be successful in selling our products. We currently sell the products through representative networks, independent contractors and employed representatives. We are engaging in a major initiative to build and further expand our direct sales force. This effort will have significant costs that will be incurred prior to the generation of revenue sufficient to cover these costs. The costs incurred for these efforts may impact our operating results and there can be no assurance of their effectiveness. Many of our competitors have well-developed sales channels and it may be difficult for us to break through these competitors to take market share. If we are unable to develop these sales channels, we may not be able to grow revenue or maintain our current level of revenue generation.

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Because we became public through a reverse merger, we may not be able to attract the attention of major brokerage firms or certain investors.

There are coverage risks associated with our becoming public through a reverse merger, including, among other things, security analysts of major brokerage firms may not provide coverage of us since there is no incentive to brokerage firms to recommend the purchase of our common stock. In addition, we may not attract the attention of major brokerage firms and certain investors due to our low stock price. We cannot assure you that brokerage firms would want to conduct any public offerings on our behalf in the future.

The market price of our common stock is extremely volatile, which may affect our ability to raise capital in the future and may subject the value of your investment to sudden decreases.

The market price for securities of biotechnology companies, including ours, historically has been highly volatile, and the market from time to time has experienced significant price and volume fluctuations that are unrelated to the operating performance of such companies. Fluctuations in the trading price or liquidity of our common stock may harm the value of your investment in our common stock.

Factors that may have a significant impact on the market price and marketability of our securities include:

●	announcements of technological innovations or new commercial products by our collaborative partners or our present or potential competitors;
●	our issuance of debt, equity or other securities, which we need to pursue to generate additional funds to cover our operating expenses;
●	our quarterly operating results;
●	developments or disputes concerning patent or other proprietary rights;
●	developments in our relationships with employees, suppliers or collaborative partners;
●	acquisitions or divestitures;
●	litigation and government proceedings;
●	adverse legislation, including changes in governmental regulation;
●	third-party reimbursement policies;
●	changes in securities analysts’ recommendations;
●	short selling;
●	changes in health care policies and practices;
●	economic and other external factors; and
●	general market conditions.

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In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been instituted. These lawsuits often seek unspecified damages, and as with any litigation proceeding, one cannot predict with certainty the eventual outcome of pending litigation. Furthermore, we may have to incur substantial expenses in connection with any such lawsuits and our management’s attention and resources could be diverted from operating our business as we respond to any such litigation. We maintain insurance to cover these risks for us and our directors and officers, but our insurance is subject to high deductibles to reduce premium expense, and there is no guarantee that the insurance will cover any specific claim that we currently face or may face in the future, or that it will be adequate to cover all potential liabilities and damages.

Shares of common stock are equity securities and are subordinate to any indebtedness.

Shares of our common stock are common equity interests. This means that our common stock will rank junior to any outstanding shares of our preferred stock that we may issue in the future or to our current credit agreement and any future indebtedness we may incur and to all creditor claims and other non-equity claims against us and our assets available to satisfy claims on us, including claims in a bankruptcy or similar proceeding.

Additionally, unlike indebtedness, where principal and interest customarily are payable on specified due dates, in the case of our common stock, (i) dividends are payable only when and if declared by our board of directors or a duly authorized committee of our board of directors, and (ii) as a corporation, we are restricted to making dividend payments and redemption payments out of legally available assets. We have never paid a dividend on our common stock and have no current intention to pay dividends in the future. Furthermore, our common stock places no restrictions on our business or operations or on our ability to incur indebtedness or engage in any transactions, subject only to the voting rights available to shareholders generally.

Our stockholders may experience significant dilution if future equity offerings are used to fund operations or acquire complementary businesses.

If our future operations or acquisitions are financed through the issuance of equity securities, our stockholders could experience significant dilution. In addition, securities issued in connection with future financing activities or potential acquisitions may have rights and preferences senior to the rights and preferences of our common stock.

We do not anticipate paying dividends in the foreseeable future; you should not buy our stock if you expect dividends.

We currently intend to retain our future earnings to support operations and to finance expansion and, therefore, we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

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Our current management can exert significant influence over us and make decisions that are not in the best interests of all stockholders.

Our executive officers and directors beneficially own as a group approximately 80.7% of our outstanding shares of common stock. As a result, these stockholders will be able to assert significant influence over all matters requiring stockholder approval, including the election and removal of directors and any change in control. In particular, this concentration of ownership of our outstanding shares of common stock could have the effect of delaying or preventing a change in control, or otherwise discouraging or preventing a potential acquirer from attempting to obtain control. This, in turn, could have a negative effect on the market price of our common stock. It could also prevent our stockholders from realizing a premium over the market prices for their shares of common stock. Moreover, the interests of the owners of this concentration of ownership may not always coincide with our interests or the interests of other stockholders and, accordingly, could cause us to enter into transactions or agreements that we would not otherwise consider.

Our common stock is considered “penny stock” and may be difficult to sell.

The SEC has adopted Rule 3a51-1, which establishes the definition of a “penny stock” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. The market price of our common stock is less than $5.00 per share and therefore may be designated as a “penny stock” according to SEC rules. For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

•	that a broker or dealer approve a person’s account for transactions in penny stocks; and
•	that the broker or dealer receives from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•

make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

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Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our Common Stock and cause a decline in the market value of our stock. In addition, since the Common Stock is currently traded on the OTC Bulletin Board, investors may find it difficult to obtain accurate quotations of the Common Stock and may experience a lack of buyers to purchase such stock or a lack of market makers to support the stock price.

We could issue “blank check” preferred stock without stockholder approval with the effect of diluting then current stockholder interests and impairing their voting rights, and provisions in our charter documents and under Delaware law could discourage a takeover that stockholders may consider favorable.

Our certificate of incorporation provides for the authorization to issue up to 20,000,000 shares of “blank check” preferred stock with designations, rights and preferences as may be determined from time to time by our board of directors. Our board of directors is empowered, without stockholder approval, to issue one or more series of preferred stock with dividend, liquidation, conversion, voting or other rights which could dilute the interest of, or impair the voting power of, our common stockholders. The issuance of a series of preferred stock could be used as a method of discouraging, delaying or preventing a change in control. For example, it would be possible for our board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of our company. In addition, we have a staggered board of directors and advanced notice is required prior to stockholder proposals, which might further delay a change of control.

If we are deemed to be subject to the Investment Company Act of 1940, as amended, we may be required to institute burdensome compliance requirements and be subject to restrictions relating to our activities.

The regulatory scope of the Investment Company Act of 1940, as amended (the “Investment Company Act”), which was enacted principally for the purpose of regulating vehicles for pooled investments in securities, extends generally to companies engaged primarily in the business of investing, reinvesting, owning, holding or trading in securities. The Investment Company Act may, however, also be deemed to be applicable to a company that does not intend to be characterized as an investment company but that, nevertheless, engages in activities that may be deemed to be within the definitional scope of certain provisions of the Investment Company Act. While we do not believe that our principal activities will subject us to regulation under the Investment Company Act, we cannot assure you that we will not be deemed to be an investment company. If we are deemed to be an investment company, we may become subject to certain restrictions relating to our activities, including restrictions on:

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•	the nature of our investments; and
•	the issuance of securities,

and have imposed upon us certain requirements, including:

•	registration as an investment company;
•	adoption of a specific form of corporate structure; and
•	compliance with certain burdensome reporting, recordkeeping, voting, proxy and disclosure requirements and other rules and regulations.

If we are characterized as an investment company, we would be required to comply with these additional regulatory burdens, which would require additional expense.

U.S. and state governmental regulation could restrict our ability to sell the products.

AKS is a criminal statute that prohibits the payment or receipt of remuneration, in cash or otherwise, in return for referrals of federal healthcare beneficiaries. The CMS has promulgated certain safe harbors that offer protection from liability for arrangements that fall within very specific parameters. To reach the Public Company Exception to the AKS, we must first possess undepreciated net tangible assets related to the furnishing of healthcare items and services of more than $50,000,000 in the previous fiscal year or 12-month period. The Stark Law prohibits physicians or their immediate family members from referring to entities that provide DHSs to federal program beneficiaries if the physician or an immediate family member has a financial relationship (either via a compensation arrangement or ownership interest) directly or indirectly in that entity. Similar to safe harbors for the AKS, the Stark Law regulations created a series of exceptions to provide protection for certain types of business arrangements that fall within their parameters.

In order to meet our objectives in compliance with the Stark Law, we will rely on the Public Company Exception. This exception effectively permits physicians to own investment securities that may be purchased on terms generally available to the public and which are securities (i) in a corporation that had, at the end of the corporation’s most recent fiscal year, or on average during the previous three fiscal years, stockholder equity exceeding $75,000,000 and (ii) listed on the New York Stock Exchange, the American Stock Exchange, or any regional exchange in which quotations are published on a daily basis, or foreign securities listed on a recognized foreign, national, or regional exchange in which quotations are published on a daily basis, or traded under an automated interdealer quotation system operated by the National Association of Securities Dealers.

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Many states also include laws similar to AKS or the Stark Law to which we may be subject to. If it is determined that our business arrangements fail to comply with the AKS, the Stark Law or similar state laws, we could face significant civil and/or criminal penalties.

Pursuant to the Sunshine Act enacted as part of the Affordable Care Act, we are required to report annually to the CMS beginning in 2014 certain payments and other transfers of value furnished to physicians and teaching hospitals, as well as certain ownership or investments held by physicians or their family members. These annual reports will be publicly available. Failure to report timely, accurately, and completely may subject us to civil monetary penalties. Some states have laws similar to the federal Sunshine Act.

The scope and enforcement of all of these laws is uncertain and subject to rapid change, especially in light of the lack of applicable precedent and regulations. There can be no assurance that federal or state regulatory or enforcement authorities will not investigate or challenge our current or future activities under these laws. Any investigation or challenge could have a material adverse effect on our business, financial condition and results of operations. Any state or federal regulatory or enforcement review of us, regardless of the outcome, would be costly and time consuming. Additionally, we cannot predict the impact of any changes in these laws, whether these changes are retroactive or will have effect on a going-forward basis only.

FURTHER INFORMATION

The statements contained in this Agreement constitute only a brief summary of certain provisions of the documents referred to herein and the transactions contemplated hereby and thereby. The statements contained herein do not purport to be a complete description of every term and condition of such documents and are qualified in their entirety by reference to such documents. As with any summary, some details and exceptions have been omitted. If any of the statements herein are in conflict with any of the terms of any of such documents, the terms of such documents will govern. Reference is made to the actual documents for a compete understanding of what they contain. Copies of all documents in connection with the transactions described herein are available for inspection at our offices, including our Certificate of Incorporation, as amended, with the transactions described in this memorandum and Bylaws, as amended. In addition, the Company is subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended and files reports with the Securities and Exchange Commission. Such periodic reports can be accessed at www.sec.gov. The Investor and his or her advisor are invited and encouraged to ask questions of the Company with respect to the terms and conditions of the Offering and our business and request additional information necessary to verify information contained herein. We will seek to provide answers and such information to the extent possessed or obtainable without unreasonable effort or expense. For further information contact D. Alan Meeker, Chief Executive Officer, Fuse Medical, Inc., 4770 Bryant Irvin Court, Suite 300, Fort Worth, TX 76107.

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